Exhibit 99.1
March 4, 2010
Diamond Foods, Inc.
600 Montgomery Street, 17th Floor
San Francisco, California 94111
Ladies and Gentlemen:
     We have examined the Pre-effective Amendment No. 3 to Registration Statement on Form S-3 (File No. 333-162221) filed by Diamond Foods, Inc., a Delaware corporation (“Company”) with the U.S. Securities and Exchange Commission (“Commission”) on September 30, 2009 (“Registration Statement”), as subsequently supplemented by the prospectus supplement applicable to the Offering (as defined below), in connection with the registration under the Securities Act of 1933, as amended, of the proposed issuance and sale of the Company’s securities.
     The Company currently proposes to sell up to an aggregate of 4,500,000 shares (“Takedown Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), and the associated preferred share purchase rights related to the Common Stock issuable pursuant to the Rights Agreement, dated as of April 29, 2005, between the Company and EquiServe Trust Company, N.A., as Rights Agent (“Rights”), under the Registration Statement (“Offering”). The Takedown Shares will be sold to Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and BMO Capital Markets Corp., acting as representatives of the underwriters (“Representatives”) pursuant to an underwriting agreement (“Underwriting Agreement”) dated of even date herewith between the Company and the Representatives.
     In rendering this opinion, we have examined such matters of fact as we have deemed necessary in order to render the opinion set forth herein, which included examination of the following:
(1)	a copy of the Company’s First Amended and Restated Certificate of Incorporation as filed with the Delaware Secretary of State on July 15, 2005;

(2)	a copy of the Company’s Restated Bylaws, in the form filed with the Commission as an exhibit to its Registration Statement on Form S-1 on March 25, 2005, certified by one or more of the Company’s officers as being complete and in full force and effect as of the date of this opinion;

(3)	a copy of the Rights Agreement, dated as of April 29, 2005, between the Company and EquiServe Trust Company, N.A., as Rights Agent (“Rights Agreement”), in the form filed with the Commission as an exhibit to Form S-1 on

Diamond Foods, Inc.

March 4, 2010
May 3, 2005, certified by one or more of the Company’s officers as being in full force and effect as of the date of this opinion;

(4)	the Registration Statement, together with the exhibits filed as a part thereof or incorporated therein by reference;

(5)	the prospectus prepared in connection with the Registration Statement (“Base Prospectus”), as supplemented by the prospectus supplement applicable to the Offering (together with the Base Prospectus, “Prospectus”);

(6)	the resolutions (a) of the Company’s Board of Directors (“Board”) adopted at a meeting of the Board on February 25, 2009 approving the filing of the Prospectus and, subject to future action by the Board or a committee thereof, the sale and issuance of the Takedown Shares and (b) of the Company’s Pricing Committee of the Board adopted at a meeting of such Committee on March 4, 2010 approving the sale of the Takedown Shares;

(7)	a statement from the Company dated of even date herewith as to the number of (i) outstanding shares of capital stock, (ii) issued and outstanding options, warrants and rights to purchase capital stock, and (iii) any additional shares of capital stock reserved for future issuance in connection with the Company’s stock option and stock purchase plans and all other plans, agreements or rights;

(8)	the following stock records of the Company: list of outstanding options dated of even date herewith; and a statement from the Company’s transfer agent as to the number of issued and outstanding shares of Common Stock and Preferred Stock as of March 3, 2010;

(9)	a “Management Certificate” addressed to us and dated of even date herewith executed by the Company with respect to certain factual matters (“Management Certificate”);

(10)	the Current Report on Form 8-K with which this opinion is filed as an exhibit (“Form 8-K”);

(11)	the Underwriting Agreement; and

(12)	the form of certificate representing shares of Common Stock.
     In our examination of documents for purposes of this opinion, we have assumed, and express no opinion as to, the genuineness of all signatures on original documents, the authenticity and completeness of all documents submitted to us as originals, the conformity to originals and completeness of all documents submitted to us as copies, the legal capacity of all persons or entities executing the same, the lack of any undisclosed termination, modification,

Diamond Foods, Inc.

March 4, 2010
waiver or amendment to any documents reviewed by us. We have also assumed that the certificates representing the Takedown Shares, if and to the extent the Takedown Shares are issued in certificated form, have been, or will be when issued, properly signed by authorized officers of the Company or their agents.
     As to matters of fact relevant to this opinion, we have relied solely upon our examination of the documents referred to above and have assumed the current accuracy and completeness of the information included in the documents referred to above and the representations and warranties made by representatives of the Company to us, including but not limited to those set forth in the Management Certificate. We have made no independent investigation or other attempt to verify the accuracy of any of such information or to determine the existence or non-existence of any other factual matters.
     In connection with our opinion expressed below, we have assumed that, at or prior to the time of the delivery of any of the Takedown Shares, there will not have occurred any change in law or the facts affecting the validity of the Takedown Shares or the enforceability of the Rights as described herein.
     We render this opinion only with respect to, and express no opinion herein concerning the application or effect of the laws of any jurisdiction other than, (a) the existing federal laws of the United States of America, (b) the existing laws of the State of California, and (c) the Delaware General Corporation Law, the Delaware Constitution and reported judicial decisions relating thereto as in effect on the date hereof.
     This opinion is qualified by, and is subject to, and we render no opinion with respect to, the following limitations and exceptions to the enforceability of the Rights:
(1)	the effect of the laws of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, and other similar laws now or hereinafter in effect relating to or affecting the rights and remedies of creditors;

(2)	the effect of general principles of equity and similar principles, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, public policy and unconscionability, and the possible unavailability of specific performance, injunctive relief, or other equitable remedies, regardless of whether considered in a proceeding in equity or at law; and

(3)	the effect of provisions relating to indemnification, exculpation or contribution, to the extent such provisions may be held unenforceable as contrary to federal or state securities laws.
     Based upon the foregoing, we are of the opinion that the Takedown Shares, when issued, sold and delivered in the manner and for the consideration stated in the Registration Statement and the Prospectus, will be validly issued, fully paid and nonassessable, and the Rights

Diamond Foods, Inc.

March 4, 2010
associated with the Takedown Shares are duly authorized and valid and binding obligations of the Company.
     We consent to the use of this opinion as an exhibit to the Form 8-K and further consent to all references to us, if any, in the Registration Statement, the Prospectus constituting a part thereof and any amendments thereto. This opinion is intended solely for use in connection with the issuance and sale of the Takedown Shares subject to the Registration Statement and is not to be relied upon for any other purpose. This opinion speaks as of the date first set forth above and we assume no obligation to advise you, or any other person or entity, of any fact, circumstance, event or change in the law or the facts that may hereafter be brought to our attention whether or not such occurrence would affect or modify the opinions expressed herein.
Very truly yours,
/s/ Fenwick & West LLP
FENWICK & WEST LLP